Exhibit 32.1

CERTIFICATION

In connection with the Annual Report of Menlo Therapeutics Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2017, as filed with the Securities and Exchange Commission (the “Report”), Steven Basta, President and Chief Executive Officer of the Company, and Kristine Ball, Senior Vice President, Corporate Strategy and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2018

/s/ Steven Basta
President, Chief Executive Officer and Director
(Principal Executive Officer)

/s/ Kristine Ball
Senior Vice President, Corporate Strategy and Chief Financial Officer
(Principal Financial and Accounting Officer)